Exhibit 99.16
                                 -------------


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                             % of pool     average LTV      CLTV above 80%     CLTV above 90%      % full doc    % owner occ
-------------------------------------------------------------------------------------------------------------------------------
A      FICO below 600           45.16%          80.67%              92.33%             98.22%          40.72%          0.00%
       FICO below 580           27.65%          78.72%              90.39%             96.99%          25.03%          0.00%
       FICO below 560           14.49%          76.58%              88.83%             97.69%          13.17%          0.00%
------------------------------------------------------------------------------------------------------------------------------


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                         ave wac      % below 100k    % above 500k   % IO    ave DTI   DTI > 45%       % 2nd      % MNF     % SLNT
----------------------------------------------------------------------------------------------------------------------------------
A      FICO below 600      7.66%         4.13%               0.58%  13.10%                             0.00%      0.12%      4.38%
       FICO below 580      7.87%         2.70%               0.25%   4.56%                             0.00%      0.12%      1.36%
       FICO below 560      8.01%         1.57%               0.08%   0.42%                             0.00%      0.06%      0.49%
----------------------------------------------------------------------------------------------------------------------------------



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                             % of pool     average LTV       FICO <600          FICO < 575        % full doc    % owner occ
----------------------------------------------------------------------------------------------------------------------------------
B      LTV above 85%            37.42%          94.60%             576                 559            35.38%          0.00%
       LTV above 90%            21.70%          98.28%             579                 562            21.40%          0.00%
       LTV above 95%            14.77%          99.92%             585                 563            14.67%          0.00%
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

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                          ave wac      % below 100k    % above 500k     % IO    ave DTI   DTI > 45%    CLTV above 80%   CLTV > 90%
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
B      LTV above 85%        7.60%             2.54%           1.48%    16.03%                                  94.60%       98.28%
       LTV above 90%        7.75%             1.70%           0.40%     9.27%                                  98.28%       98.28%
       LTV above 95%        7.60%             1.28%           0.25%     6.44%                                  99.92%       99.92%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                   % 2nd       % MNF       % SLNT
------------------------------------------------------------------
B      LTV above 85%               0.00%       0.00%        0.00%
       LTV above 90%               0.00%       0.00%        0.00%
       LTV above 95%               0.00%       0.00%        0.00%
------------------------------------------------------------------



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                             % of pool     average LTV       FICO <600          FICO < 575        % full doc    % owner occ
----------------------------------------------------------------------------------------------------------------------------------
C      DTI > 40%
       DTI > 45%
       DTI > 50%
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       Average DTI


----------------------------------------------------------------------------------------------------------------------------------
                          ave wac      % below 100k    % above 500k     % IO    ave DTI   DTI > 45%    CLTV above 80%   CLTV > 90%
----------------------------------------------------------------------------------------------------------------------------------
C      DTI > 40%
       DTI > 45%
       DTI > 50%
----------------------------------------------------------------------------------------------------------------------------------
       Average DTI



------------------------------------------------------------------
                                   % 2nd       % MNF       % SLNT
------------------------------------------------------------------
C      DTI > 40%
       DTI > 45%
       DTI > 50%
------------------------------------------------------------------
       Average DTI




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                             % of pool     average LTV       FICO <600          FICO < 575        % full doc    % owner occ
----------------------------------------------------------------------------------------------------------------------------------

D
      Non Owner Occ
       Stated Docs              13.38%          75.28%             567                 546            0.00%          0.00%
     Loans below 100k            7.97%          81.96%             562                 544            7.20%          0.00%
        IO Loans                36.14%          84.73%             582                 565           31.96%          0.00%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                          ave wac      % below 100k    % above 500k     % IO    ave DTI   DTI > 45%       LTV 80%    CLTV > 90%
----------------------------------------------------------------------------------------------------------------------------------
D
      Non Owner Occ
       Stated Docs          7.36%             0.78%           0.35%     4.18%                                 91.60%        99.02%
     Loans below 100k       8.20%             7.97%           0.00%     0.51%                                 94.73%        99.14%
        IO Loans            6.95%             0.51%           2.76%    36.14%                                 94.30%        98.81%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                   % 2nd       % MNF       % SLNT
------------------------------------------------------------------
D
      Non Owner Occ
       Stated Docs                 0.00%       0.04%        1.84%
     Loans below 100k              0.00%       0.19%        1.44%
        IO Loans                   0.00%       0.02%        6.34%

------------------------------------------------------------------

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E  When do IOs reset
  -------------------------------------------------------------------------------------------------------------------
                                                                                     Remaining
  Months to next reset (arms only)   Count     Balance ($)   % of Balance    WAC        Term      WA CLTV   WA FICO
  -------------------------------------------------------------------------------------------------------------------
  0 - 5
  6 - 11
  12 - 17
  18 - 23                              351     $88,287,327      12.59%       6.96%      359        88.50%     606
  24 - 29                               71     $18,939,123       2.70%       6.94%      360        91.28%     612
  30 - 35                              474    $109,069,337      15.55%       7.06%      359        88.09%     606
  36 - 41                               87     $21,820,806       3.11%       6.80%      360        88.67%     611
  54 - 59
  60
  Total:                               983    $238,116,593      33.96%       6.99%      359        88.55%     607
  -------------------------------------------------------------------------------------------------------------------


----------------------------------------------
F  Is DTI off current mortgage rate for IO   ?
----------------------------------------------

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G  Summary of pool per grades
  -------------------------------------------------------------------------------------------------------------------
                                                                                     Remaining
  Credit Grade                       Count     Balance ($)   % of Balance    WAC        Term      WA  LTV   WA FICO
  -------------------------------------------------------------------------------------------------------------------
  PR                                  3029    $569,303,169      81.18%       7.18%      357        86.86%     611
  PP
  A-                                   249     $42,947,512       6.12%       7.28%      354        78.21%     589
  B                                    285     $49,916,036       7.12%       7.47%      356        77.76%     585
  C                                    157     $27,440,961       3.91%       7.39%      354        70.68%     589
  C-                                    49      $9,143,158       1.30%       7.26%      351        70.85%     594
  D                                     14      $2,515,630       0.36%       7.84%      359        64.40%     555
  Total:                              3783    $701,266,466     100.00%       7.22%      357        84.76%     606
  -------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
H What are top 10 cities and average strats for each
-------------------------------------------------------------------------------------------------------------------
Top 10 Cities of Overall Pool           Loans     Balance ($)     Balance    Rate (%)   (months)    LTV      Score
-------------------------------------------------------------------------------------------------------------------
     LAS VEGAS                             40      $8,499,928       1.21%       6.82%      359    83.72%     621
     CHICAGO                               40      $7,471,677       1.07%       7.23%      354    84.83%     612
     SACRAMENTO                            23      $5,873,383       0.84%       6.48%      359    82.46%     625
     PHOENIX                               35      $5,559,994       0.79%       7.09%      359    86.36%     608
     RIVERSIDE                             16      $5,191,543       0.74%       6.67%      359    81.09%     618
     SAN DIEGO                             12      $5,156,088       0.74%       6.42%      359    81.52%     653
     HOUSTON                               36      $4,087,891       0.58%       7.54%      354    88.03%     590
     MIAMI                                 21      $3,983,033       0.57%       7.41%      359    88.38%     625
     LOS ANGELES                           15      $3,587,715       0.51%       6.22%      359    67.69%     623
     FONTANA                               14      $3,584,381       0.51%       6.54%      359    78.26%     627
     Total                                252     $52,995,633       7.56%       6.85%      358    82.77%     620
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % non-
                                                                         % stated                   owner       % Fico Less
   LTV > 90            Loans     Balance ($)   % of Balance   Rate (%)   Doctype    % of IO Loans  Occupied    Less Than 600

----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?
     MAX LTV, STATED INC.                 100
     MIN FICO, STATED INC.                466
---------------------------------------------------------------------------

---------------------------------------------------------------------------
K    What is max FICO and min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90:    541
     Max Fico for ltv greater than 90:    802
---------------------------------------------------------------------------


L    Seasoning hisotry - any over 3m? YES

M    Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

     Please specify as part of the strats , silent seconds, second liens, MH,

O